SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities

                              Exchange Act of 1934

                                December 22, 1999

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                (Date of Report, date of earliest event reported)

                           TITANIUM METALS CORPORATION

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             (Exact name of Registrant as specified in its charter)

              Delaware                0-28538                     13-5630895

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          (State or other           (Commission                (IRS Employer
           jurisdiction of           File Number)               Identification
           incorporation)                                       Number)

          1999 Broadway, Suite 4300, Denver, CO                      80202
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         (Address of principal executive offices)                 (Zip Code)

                                 (303) 296-5600

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              (Registrant's telephone number, including area code)

                                 Not Applicable

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             (Former name or address, if changed since last report)

Item 5:  Other Events

         On December 22, 1999 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's estimated fourth quarter 1999 results.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

             Item No. Exhibit List

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             99.1     Press release dated December 22, 1999 issued by Registrant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TITANIUM METALS CORPORATION

                                  (Registrant)

                                        By: /s/ Robert E. Musgraves
                                                Robert E. Musgraves
                                                Vice President, General Counsel
                                                  and Secretary

Date: December 22, 1999